UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VISA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on January 26, 2021.

VISA INC. P.O. BOX 193243 SAN FRANCISCO, CA 94119-3243

Meeting Information
Meeting Type:	Annual Meeting

For holders as of:	November 27, 2020

Date: January 26, 2021 Time: 8:30 AM PT

Location:    Meeting live via the Internet-please visit

                      www.virtualshareholdermeeting.com/V2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/V2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 12, 2021 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/V2021. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Company Proposals The Board of Directors recommends you vote FOR each of the following nominees:
1.	Election of Directors
Nominees:
	1a.	Lloyd A. Carney
	1b.	Mary B. Cranston
	1c.	Francisco Javier Fernández-Carbajal
	1d.	Alfred F. Kelly, Jr.
	1e.	Ramon Laguarta
	1f.	John F. Lundgren
	1g.	Robert W. Matschullat
	1h.	Denise M. Morrison
	1i.	Suzanne Nora Johnson
	1j.	Linda J. Rendle
	1k.	John A. C. Swainson
	1l.	Maynard G. Webb, Jr.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.
2.	Approval, on an advisory basis, of compensation paid to our named executive officers.
3.	Ratification of the appointment of KPMG LLP as our independent registered public accouting firm for the 2021 fiscal year.
4.	Approval of the Visa Inc. 2007 Equity Incentive Compensation Plan, as amended and restated.
5.	Approval of an amendment to our Certificate of Incorporation to enable the adoption of a special meeting right for Class A common stockholders.
Stockholder Proposals The Board of Directors recommends you vote AGAINST proposals 6 and 7.
6.	To vote on a stockholder proposal requesting stockholders’ right to act by written consent, if properly presented.
7.	To vote on a stockholder proposal to amend our principles of executive compensation program, if properly presented.
Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.